Exhibit 1.1

ACCELERATED PHARMA, INC.

UNDERWRITING AGREEMENT

_____________, 2017

Rodman & Renshaw, a division of

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, NY  10022

Joseph Gunnar & Co. LLC

30 Broad Street

New York, New York 10004

As Representatives of the Underwriters

named on Schedule A attached hereto

Ladies and Gentlemen:

The undersigned, Accelerated Pharma, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement (this "Agreement"), subject to the terms and conditions set forth herein, with each of the underwriters listed on Schedule A hereto (collectively, the "Underwriters"), for whom Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC and Joseph Gunnar & Co. LLC are acting as representatives (in such capacity, the "Representatives") to issue and sell to the Underwriters an aggregate of 2,400,000 units (each a “Unit” and collectively, the “Firm Units”), with each Firm Unit consisting of one (1) share of common stock ("Common Stock"), par value $0.0001 per share, of the Company (each a “Firm Share”, and collectively, the “Firm Shares”), and a Series A warrant (each a “Series A Warrant” and collectively, the “Series A Warrants,” and the Series A Warrants and shares of Common Stock that form a part of the Units, the “Offering Securities”), exercisable on or before the five year anniversary of issuance, to purchase one (1) share of Common Stock at an exercise price of $[ ] per share. The Series A Warrants shall be issued pursuant to, and shall have the rights and privileges set forth in, a warrant agreement, dated on or before the Closing Date, between the Company and VStock Transfer, LLC, as warrant agent (the “Warrant Agreement”). The offering and sale of securities contemplated by this Agreement is referred to herein as the "Offering." It is further understood that the Representatives will act as Representatives for the Underwriters in the offering and sale of the Firm Units in accordance with an Agreement Among Underwriters entered into by Representatives and the several other Underwriters.

1. Firm Units; Over-Allotment Option.

(a)          Purchase of Firm Units. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, severally and not jointly, an aggregate of 2,400,000 Firm Units at a purchase price of $[●] per Firm Unit. The Underwriters, severally and not jointly, agree to purchase from the Company the Firm Units set forth opposite their respective names on Schedule A attached hereto and made a part hereof. The purchase price (prior to discount and commissions) for each Firm Unit shall be allocated as $[●] per Firm Unit. The Firm Units are immediately separable and will not be issued, certificated or traded. The Offering Securities will be tradable and transferable immediately on the Effective Date (as hereinafter defined).

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(b)          Delivery of Offering Securities and Payment for Firm Units. Delivery of the Offering Securities and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the third (3rd) Business Day following the effective date (the "Effective Date") of the Registration Statement, as defined below (or the fourth (4th) Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 P.M.), or at such earlier time as shall be agreed upon by the Representatives and the Company, at the offices of the Representatives or at such other place as shall be agreed upon by the Representatives and the Company. The hour and date of delivery of the Offering Securities and payment for the Firm Units is called the "Closing Date." The closing of the payment of the purchase price for the Firm Units and delivery of the Offering Securities is referred to herein as the "Closing." Payment for the Firm Units shall be made on the Closing Date by wire transfer in Federal (same day) funds upon delivery to the Representatives of certificates (in form and substance satisfactory to the Representatives) representing the Offering Securities (or if uncertificated through the full fast transfer facilities of the Depository Trust Company (the "DTC")) for the account of the Underwriters. The Offering Securities shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two (2) Business Days prior to the Closing Date. If certificated, the Company will permit the Representatives to examine and package the Offering Securities for delivery at least one full Business Day prior to the Closing Date. The Company shall not be obligated to sell the Firm Units or deliver the Offering Securities except upon tender of payment by the Representatives for all the Firm Units.

(c)          Option Units.

(i)          For the purposes of covering any over-allotments in connection with the distribution of the Offering Securities, the Representatives on behalf of the Underwriters are hereby granted an option (the "Over-allotment Option") to purchase from the Company 360,000 additional Firm Units (equal to fifteen percent (15%) of the Firm Units, the "Option Units"). The purchase price to be paid for each Option Unit will be the same aggregate purchase price allocated to each Firm Unit.

(ii)          Exercise of Option. The Over-allotment Option granted pursuant to Section 1(c) may be exercised by the Representatives, as to all (at any time) or any part (from time to time) of the Option Units within forty-five (45) days after the Effective Date. The Underwriters will not be under any obligation to purchase any of such Option Units before the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representatives, which must be confirmed in writing by overnight mail or email or facsimile transmission setting forth the number of Option Units to be purchased and the date and time for delivery of the shares of Common Stock and Series A Warrants that form a part of the Option Units (the “Option Securities”) and payment for the Option Units, which will not be later than five (5) Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representatives, at the offices of the Representatives or at such other place as shall be agreed upon by the Company and the Representatives. If such delivery of the Option Securities and payment for such Option Units does not occur on the Closing Date, the date and time of the closing for such Option Units will be as set forth in the notice (hereinafter the "Option Closing Date"). Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice. If any Option Units are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional securities as the Representatives may determine) that bears the same proportion to the number of Firm Units to be purchased by it as set forth on Schedule A opposite such Underwriter's name as the total number of Option Units to be purchased bears to the total number of Firm Units.

(iii)          Payment for Option Units and Delivery of Option Securities. Payment for Option Units shall be made on the Option Closing Date by wire transfer in Federal (same day) funds by deposit of the price for the Option Units being purchased to the Company upon delivery to the Underwriters of certificates (in form and substance satisfactory to the Representatives) representing the Option Securities (or if uncertificated through the full fast transfer facilities of DTC) for the account of the Underwriters. The certificates representing the Option Securities to be delivered will be in such denominations and registered in such name or names as the Representatives may request in writing at least two Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and if certificated, will be made available to the Representatives for inspection and packaging at least one full Business Day prior to such Closing Date or Option Closing Date, as the case may be. The Firm Units and the Option Units are hereinafter referred to collectively as the “Units” and the Offering Securities and the Option Securities, along with the shares of common stock issuable upon the Series A Warrants that form a part of the Offering Securities and Option Securities, are hereinafter referred to collectively as the "Securities."

2.  Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

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(a)          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-214048), and amendments thereto, and related preliminary prospectuses, for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Securities, which registration statement, as so amended (including post-effective amendments, if any) has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. Such registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Securities (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company has responded to all requests of the Commission for additional or supplemental information. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the "Rules and Regulations"), proposes to file a prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the "Exchange Act") after the effective date of the Registration Statement which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, and all amendments or supplements to any of the foregoing, if any, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). The Prospectus delivered to the Underwriters for use in connection with the Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

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(b)          At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed, at all other subsequent times until the completion of the public offer of the Units and sale of the Securities, at the Closing Date and at each Option Closing Date, if any, the Registration Statement, the General Disclosure Package and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading; and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the names of the several Underwriters, and the “Commission”, the "Price Stabilization, Short Positions and Penalty Bids" and "Electronic Distribution" subsections of the "Underwriting" section of the Prospectus (the "Underwriters' Information").

(c)          The Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder.

(d)          Neither the Statutory Prospectus (as defined below) nor any Issuer-Represented Free Writing Prospectus(es) (as defined below collectively the "General Disclosure Package") includes or included as of the Time of Sale any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement, based upon and in conformity with the Underwriters' Information.

(e)          Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times until the Closing Date and each Option Closing Date, if any, or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representatives so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is promptly amended or supplemented by the Company, at its own expense, to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with the Underwriters' Information.

(f)          The Company has not distributed and will not distribute any prospectus or other offering materials in connection with the offering of the Units and sale of the Securities other than the General Disclosure Package, or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company. The Company has not made and will not make any offer relating to the Units that would constitute an "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act, required to be filed with the Commission. To the extent an electronic road show is used, the Company has satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(g)          As used in this Agreement, the terms set forth below shall have the following meanings:

(i) "Time of Sale" means [4:30 p.m.] (Eastern time) on the date of this Agreement.

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(ii) "Statutory Prospectus" as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A or 430B shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(iii) "Issuer-Represented Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, relating to the Units or Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Units and Securities or of the Offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a "bona fide electronic road show," as defined in Rule 433 under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the Securities Act.

(h)          Marcum LLP ("Marcum"), whose reports relating to the Company are included in the Registration Statement, is an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the Rules and Regulations and, to the Company's knowledge, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley").

(i)          Subsequent to the respective dates as of which information is presented in the Registration Statement, the General Disclosure Package and the Prospectus, and except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, (ii) the Company has not altered its method of accounting; and (iii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company; or (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package or the Prospectus (a "Material Adverse Change"). Since the date of the latest balance sheet presented in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.

(j)          As of the dates indicated in the Registration Statement, the General Disclosure Package and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column headed "Actual" under the section thereof captioned "Capitalization" and, after giving effect to the Offering and the other transactions (excluding the offer of the Option Units and sale of the Option Securities, if any) contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus, will be as set forth in the column headed "Pro Forma as Adjusted" in such section. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock of the Company, are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that entitles or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire from the Company any Relevant Security. As used herein, the term "Relevant Security" means any shares of Common Stock or other security of the Company that is convertible into, or exercisable or exchangeable for, shares of Common Stock or equity securities of the Company, or that holds the right to acquire any shares of Common Stock or equity securities of the Company or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. As used herein, the term "Person" means any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity. Except as set forth in, or contemplated by, the Registration Statement, the General Disclosure Package or the Prospectus, on the Effective Date, on the Closing Date and on each Option Closing Date, if any, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock or any security convertible into shares of Common Stock, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

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(k)          The Offering Securities and Option Securities have been duly authorized and reserved for issuance and, when issued and paid for in accordance with this Agreement upon the Closing Date or Option Closing Date, as applicable, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of the Securities in the Offering. The Securities conform to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(l)           All corporate action required to be taken for the authorization, issuance and sale of the Series A Warrants and the Representatives’ Warrants has been duly and validly taken; the shares of Common Stock issuable upon exercise of the Series A Warrants and the Representatives’ Warrants have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and, when paid for and issued in accordance with the Warrant Agreement and Representatives’ Warrants, as the case may be, the underlying shares of Common Stock will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; and such shares of Common Stock are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

(m)          Except for the "subsidiaries" within the meaning of Rule 405 under the Securities Act set forth on Exhibit 21.1 to the Registration Statement the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.

(n)          The Company has been duly incorporated, formed or organized, and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation, formation or organization. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects (as such prospects are disclosed in the Registration Statement, the General Disclosure Package or the Prospectus) of the Company; or (ii) the long-term debt or capital stock of the Company; or (iii) the consummation of the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package or the Prospectus (any such effect being a "Material Adverse Effect").

(o)          Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, the Company is not: (i) in violation of its certificate incorporation, bylaws or other organizational documents, as any of such have been amended to date; (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien") upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (solely with regard to (ii) and (iii) above) for such violations or defaults which (individually or in the aggregate) would not have or reasonably be expected to have a Material Adverse Effect.

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(p)          The Company has full right, power and authority to execute and deliver this Agreement, and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement. The Company has duly and validly authorized this Agreement and each of the transactions contemplated thereby. This Agreement has been duly and validly executed and delivered by the Company. When executed, this Agreement will constitute the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting creditors' rights and remedies generally or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except; and (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal or state securities laws and state securities laws.

(q)          Intentionally Left Blank.

(r)          The execution, delivery, and performance of this Agreement, and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement, and consummation of the transactions contemplated by this Agreement, do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company is a party or by which it is bound or to which any of its property or assets is subject; or (ii) violate or conflict with any provision of the Company's certificate of incorporation, bylaws or other organizational documents; or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic; or (iv) except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, trigger a conversion, reset or repricing of any outstanding securities of the Company, except (solely with regard to (i) and (iii) above) for any default, conflict or violation which (individually or in the aggregate) would not have or reasonably be expected to have a Material Adverse Effect.

(s)          The Company has all consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits required each applicable law, rule, regulation, ordinance, directive, judgment, decree or order, and as issued by each applicable foreign, federal, state, or local judicial, regulatory or other legal or governmental agency or body, and all third parties, foreign and domestic, if any (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect. Neither the Company nor any of its affiliates within the meaning of Rule 144 under the Securities Act ("Affiliates") has received any notice of any investigation or proceedings which, if decided adversely to the Company, could reasonably be expected to result in the revocation of, or the imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction on the Company's business not disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.

(t)          No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body, or any third party, foreign or domestic is required for the execution, delivery and performance of this Agreement and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement, and consummation of the transactions contemplated by this Agreement, including the sale of the Units and the issuance and delivery of the Offering Securities and Option Securities to be sold, issued and delivered hereunder, except the registration under the Securities Act of the Securities, which has become effective, and such Consents as may be required under state securities or blue sky laws or the bylaws and rules of the NASDAQ Stock Market or the Financial Industry Regulatory Authority, Inc. ("FINRA") in connection with the purchase of the Units and distribution of the Offering Securities and Option Securities by the Underwriters, each of which has been obtained and is in full force and effect.

(u)          Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or its Affiliates is a party or of which any property, operations or assets of the Company is a subject which, individually or in the aggregate, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. To the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.

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(v)         The financial statements, including the notes thereto and the supporting schedules, included in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and Exchange Act, and present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, the General Disclosure Package or the Prospectus, such financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly as of the dates indicated and for the periods specified the information required to be stated therein. No other financial statements, notes thereto or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. The other financial tables and data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly as of the dates indicated and for the periods specified the information included therein and have been prepared on a basis consistent with that of the financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus and the books and records of the entities whose information is presented therein.

(w)          There are no pro forma or as adjusted financial statements required to be included in the Registration Statement, the General Disclosure Package and the Prospectus in accordance with Regulation S-X that have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with GAAP the pro forma and as adjusted financial position of the entities whose information is presented therein at the dates indicated and their cash flows and results of operations for the periods specified. The assumptions used in preparing the pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions and the pro forma and pro forma as adjusted financial information reflects the proper application of those adjustments to the corresponding historical financial amounts.

(x)          The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived, and the Company has obtained the written consent to the use of such data from such sources, to the extent required.

(y)          The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and, except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, such controls and procedures are effective in ensuring that material information relating to the Company is made known to the principal executive officer and the principal financial officer. The Company has used such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, the General Disclosure Package and the Prospectus.

(z)          The Company maintains a system of internal accounting controls designed to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorizations; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company's most recent audited fiscal year, except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, there has been (X) no material weakness (as defined in Rule 1-02 of Regulation S-X of the Commission) in the Company's internal control over financial reporting (whether or not remediated) and (Y) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

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(aa)         The Company's board of directors has validly appointed an audit committee, compensation committee and nominating and corporate governance committee, each of whose composition satisfies the requirements of the rules and regulations of the NASDAQ Stock Market, and for each such committee, the board of directors and/or the relevant committee has adopted a charter that satisfies the requirements of the rules and regulations of the NASDAQ Stock Market. Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, neither the board of directors of the Company nor the audit committee has been informed, nor is any director or executive officer of the Company aware, of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting, since the end of the Company's most recent audited fiscal year, which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

(bb)         The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Units or Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Units or Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Underwriters in connection with the offer and sale of the Units and Securities.

(cc)         Neither the Company nor any of its Affiliates has, prior to the date hereof, directly or indirectly, made any offer or sale of any securities which are required to be "integrated" pursuant to the Securities Act or the Rules and Regulations with the offer of the Units and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act.

(dd)          To the knowledge of the Company, all information contained in the questionnaires completed by each of the Company's officers and directors and each of the Company's 5%-or-more holders prior to the Offering and provided to the Representatives is true and correct in all material respects, and the Company has not become aware of any information which would cause the information disclosed in such questionnaires to become inaccurate or misleading.

(ee)         To the knowledge of the Company, no director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer that could materially affect such person's ability to act in such person's respective capacity on behalf of the Company.

(ff)         Except as disclosed or provided for in the Registration Statement, the General Disclosure Package or the Prospectus, no holder of any securities of the Company or any Relevant Security has any rights to require the Company to register any such securities under the Securities Act as part or on account of, or otherwise in connection with, the offer of the Units and sale of the Securities contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(gg)         The conditions for use of Form S-1 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

(hh)         The Company is not, and is not an Affiliate of, and, at all times up to and including consummation of the transactions contemplated by this Agreement and after giving effect to the application of the net proceeds of the Offering, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

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(ii)         No relationship, direct or indirect, exists between or among any of the Company and its Affiliates, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, that is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness extended by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as described in the Registration Statement, the General Disclosure Package or the Prospectus. The Company and its Affiliates are in compliance with any and all applicable requirements of Sarbanes-Oxley that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company has not, in violation of Sarbanes-Oxley, directly or indirectly, extended or maintained credit, arranged for the extension of credit or renewed an extension of credit in the form of a personal loan to or for any director or executive officer of the Company.

(jj)         The Common Stock has been duly authorized for listing on the NASDAQ Capital Market, subject to official notice of issuance. A registration statement in respect of the Common Stock has been filed on Form 8-A pursuant to Section 12(b) of the Exchange Act, which registration statement complies in all material respects with the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is in material compliance with the provisions of the rules and regulations promulgated by the NASDAQ Stock Market and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements (to the extent applicable to the Company as of the date hereof, the Closing Date and each Option Closing Date, if any, as applicable; and subject to all exemptions and exceptions from the requirements thereof as are set forth therein, to the extent applicable to the Company). Without limiting the generality of the foregoing and subject to the qualifications above: (i) all members of the Company's board of directors who are required to be "independent" (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of each of the audit committee, compensation committee and nominating committee of the Company's board of directors, meet the qualifications of independence as set forth under such laws, rules and regulations, (ii) the audit committee of the Company's board of directors has at least one member who is an "audit committee financial expert" (as that term is defined under such laws, rules and regulations), and (iii) based on discussions with the NASDAQ Stock Market, the Company meets all requirements for listing on the NASDAQ Capital Market.

(kk)         The Company owns or leases all such properties as are necessary to the conduct of its business as currently operated and as proposed to be operated as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement, the General Disclosure Package or the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company. Any real property or buildings held under lease or sublease by the Company are held by them under valid, subsisting and enforceable leases or subleases, as applicable, with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has not received any notice of any claim adverse to its ownership of any real or personal property or of any claim against its continued possession of any real property, whether owned or held under lease or sublease.

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(ll)         The Company owns, possesses, licenses or has other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct its business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the "Intellectual Property"). None of the Intellectual Property is unenforceable or invalid; the Company has not received any notice of violation or conflict with (the Company has no knowledge of any basis for violation or conflict with) rights of others with respect to the Intellectual Property; there are no pending or, to the Company's best knowledge after due inquiry, threatened actions, suits, proceedings or claims by others that allege any of the Company or a Subsidiary is infringing any patent, trade secret, trademark, service mark, copyright or other intellectual property or proprietary right. The discoveries, inventions, products or processes of the Company referenced in the Registration, Statement, the General Disclosure Package and the Prospectus do not violate or conflict with any intellectual property or proprietary right of any third Person, or any discovery, invention, product or process that is the subject of a patent application filed by any third Person; no officer, director or employee of the Company is in or has ever been in violation of any term of any patent non-disclosure agreement, invention assignment agreement, or similar agreement relating to the protection, ownership, development use or transfer of the Intellectual Property or, to the Company's best knowledge after due inquiry, any other intellectual property, except where any violation would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property. To the extent any Intellectual Property is sublicensed to any of the Company or a Subsidiary by a third party, such sublicensed rights shall continue in full force and effect if the principal third party license terminates for any reason. There are no contracts or other documents related to the Intellectual Property required to be described in or filed as an exhibit to the Registration Statement other than those described in or filed as an exhibit to the Registration Statement. Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, the Company is not subject to any non-competition or other similar restrictions or arrangements relating to any business or service anywhere in the world. The Company has taken all necessary and appropriate steps to protect and preserve the confidentiality of applicable Intellectual Property ("Confidential Information"). All use or disclosure of Confidential Information owned by the Company by or to a third party has been pursuant to a written agreement between the Company and such third party. All use or disclosure of Confidential Information not owned by the Company has been pursuant to the terms of a written agreement between the Company and the owner of such Confidential Information, or is otherwise lawful.

(mm)         Intentionally Left Blank.

(nn)         The Company maintains insurance covering its properties as the Company reasonably deems adequate and as is customary for companies engaged in similar businesses. Such insurance protects the Company against losses and risks to an extent which is adequate to protect the Company its business. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost. There is no material insurance claim made by or against the Company pending, threatened or outstanding and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respective thereof have been paid.

(oo)         The agreements, instruments and other documents described in the Registration Statement, the General Disclosure Package and the Prospectus conform to the descriptions thereof contained therein, and there are no agreements, instruments or other documents required by the applicable provisions of the Securities Act or the Rules and Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement that have not been so described or filed. Each such agreement or instrument to which the Company is a party or by which its property or business is or may be bound or affected has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of any indemnification or contribution provision may be limited under foreign, federal or state securities laws. None of such agreements and instruments has been assigned by the Company, to the Company's knowledge, no party is in breach or default thereunder and, to the Company's knowledge, no event has occurred that, with the lapse of time or the giving of notice or both would constitute a breach or default by any party thereunder. To the Company's knowledge, the performance by the parties of the material provisions of such agreements and instruments will not result in a violation of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except for such violations or defaults which (individually or in the aggregate) would not have or reasonably be expected to have a Material Adverse Effect. The Company has neither sent nor received any communications regarding termination of, or intent not to renew, any of such agreements, instruments and other documents, and no such termination or non-renewal has been threatened by the Company or any other party to such agreements, instruments and other documents.

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(pp)         No securities of the Company have been sold by the Company for the three years preceding the filing of the Registration Statement, except as disclosed in the Registration Statement. Statement, the General Disclosure Package or the Prospectus, and no securities of the Company have been sold by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company's formation, except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.

(qq)         The disclosures in the Registration Statement, the General Disclosure Package and the Prospectus concerning the effects of foreign, federal, state and local regulation of the Company's business are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(rr)         The Company has accurately prepared and timely filed all federal, state, local, foreign and other tax returns required to be filed by it and has paid or made provision for the payment of all taxes, assessments or similar charges including without limitation all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's federal, state, local or foreign taxes is pending or, to the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company's most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, local, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

(ss)         No labor disturbances or disputes by or with the employees of the Company that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, currently exist or, to the Company's knowledge, are threatened.

(tt)         Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, the Company has at all times operated its business in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. The Company has not received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that could reasonably be expected to result in a Material Adverse Effect. As used herein, the term "Environmental Laws" means all applicable laws and regulations, including any licensing, permit or reporting requirements, and any action by any federal, state, local or foreign government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety or the handling of hazardous materials, including without limitation the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Federal Water Pollution Control Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act and the Toxic Substances Control Act.

(uu)         Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, the Company is not a party to or subject to any employment contract or arrangement providing any director with annual compensation, or the opportunity to earn annual compensation (whether through fixed salary, bonus, commission, options or otherwise), of more than $120,000.

(vv)         Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, the Company is not a party to an "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined hereafter). These plans are referred to collectively herein as the "Employee Plans." An "ERISA Affiliate" of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code"). Each Employee Plan has been maintained in material compliance with its terms and the requirements of applicable law. No Employee Plan is subject to Title IV of ERISA.

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(ww)         The Registration Statement, the General Disclosure Package or the Prospectus identify each employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits or retirement benefits, or deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation, or post-retirement insurance, compensation or benefits, which: (i) is not an Employee Plan; (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any of its ERISA Affiliates; and (iii) covers any officer or director or former officer or director of the Company or any of its ERISA Affiliates. These agreements, arrangements, policies or plans are referred to collectively as "Benefit Arrangements." Each Benefit Arrangement has been maintained in material compliance with its terms and with the requirements of applicable law.

(xx)          Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates, other than medical benefits required to be continued under applicable law.

(yy)         No "prohibited transaction" (as defined in either Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Plan; and each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(zz)         Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, none of the execution of this Agreement and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement, and consummation of the transactions contemplated by this Agreement, will constitute a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance or otherwise), acceleration, increase in vesting or increase in benefits to any current or former participant, employee or director of the Company other than events that, either individually or taken as a whole, are not material to the financial condition or business of the Company.

(aaa)        Neither the Company nor, to the Company's knowledge, any of its employees or agents has at any time during the last five (5) years (i) made any unlawful contribution to any candidate for domestic or foreign office or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal, state or other governmental officer or official, or other Person charged with public or quasi-public duties, in the United States or otherwise, other than payments that are not prohibited by applicable law.

(bbb)        The Company has not offered, or sought to cause the Underwriters to offer, Units or Securities to any Person or entity with the intention of unlawfully influencing (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, (ii) a journalist or publication to write or publish favorable information about the Company or its products or services or (iii) a regulatory official or authority to alter the regulation of the Company or its business, products or services.

(ccc)        The Company does not have any off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company, such as structured finance entities and special purpose entities that are reasonably likely to have a material effect on the liquidity of the Company.

(ddd)        The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" —Critical Accounting Policies" in the Registration Statement, General Disclosure Package and the Prospectus truly, accurately and completely in all material respects describes (i) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"), (ii) judgments and uncertainties affecting the application of Critical Accounting Policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's board of directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with legal counsel and independent accountants with regard to such disclosure.

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(eee)        The statements set forth in the Registration Statement, General Disclosure Package and the Prospectus under the captions "Description of Securities," "Prospectus Summary," and "Risk Factors," insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute accurate, complete and fair summaries regarding the matters described therein in all material respects. The statements set forth in under the captions "Our Business—Government Regulation," ""Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources," "Management," "Executive Compensation," and "Principal Stockholders," insofar as such statements summarize factual and legal matters, agreements, documents or proceedings discussed therein, are true and accurate summaries of such matters described therein in all material respects.

(fff)        The operations of the Company are and have been conducted at all times in material compliance with applicable financial record keeping and reporting requirements and money laundering statutes of the United States and, to the Company's knowledge, all other jurisdictions to which the Company is subject, including under: (i) the Bank Secrecy Act; (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001; (iii) the Foreign Corrupt Practices Act of 1977; (iv) the Currency and Foreign Transactions Reporting Act; (v) ERISA; (vi) the Money Laundering Control Act; (vii) the rules and regulations promulgated under any such law or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law; and (viii) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or applicable foreign jurisdiction or any administrative or judicial body thereof (collectively, the "Money Laundering Laws"); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ggg)        None of the Company or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any sanctions administered by OFAC.

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(hhh)        Except as described in the Registration Statement, the General Disclosure Package or the Prospectus, or as disclosed in writing to the Representatives, there are no claims, arrangements, agreements or understandings of the Company or any officer, director or stockholder of the Company relating to the payment of a broker's, finder's, consulting or origination fee or other similar payment in connection with the transactions contemplated by this Agreement or that otherwise may affect any Underwriter's compensation in respect of the Offering as determined by FINRA. Except as described in the Registration Statement, the General Disclosure Package or the Prospectus, or as disclosed in writing to the Representatives, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder's fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180 days prior to the Effective Date. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or any affiliate thereof, except as specifically authorized herein. No officer, director or beneficial owner of 10% or more of the Company's common stock or securities convertible into common stock (any such individual or entity, for purposes of this section, a "Company Affiliate") has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA). Except for securities purchased on the open market, no Company Affiliate is an owner of stock or other securities of any member of FINRA. No Company Affiliate has made a subordinated loan to any member of FINRA. No proceeds from the sale of the Securities (excluding underwriting compensation as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus) will be paid to any FINRA member, any persons associated with a FINRA member or an affiliate of a FINRA member. Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, the Company has not issued any warrants or other securities or granted any options, directly or indirectly, to the Representatives or any of the Underwriters named on Schedule A hereto within the 180-day period prior to the initial filing date of the Registration Statement. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement is a FINRA member, is a person associated with a FINRA member or is an affiliate of a FINRA member. No FINRA member participating in the Offering has a conflict of interest with the Company. For this purpose, a "conflict of interest" exists when a FINRA member, the parent or affiliate of a FINRA member or any person associated with a FINRA member in the aggregate beneficially own 10% or more of the Company's outstanding subordinated debt or common equity, or 10% or more of the Company's preferred equity. "FINRA member participating in the Offering" includes any associated person of a FINRA member that is participating in the Offering, any member of such associated person's immediate family and any affiliate of a FINRA member that is participating in the Offering. "Any person associated with a FINRA member" means (1) a natural person who is registered or has applied for registration under the rules of FINRA and (2) a sole proprietor, partner, officer, director, or branch manager of a FINRA member, or other natural person occupying a similar status or performing similar functions, or a natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA member. When used in this Section 2(hhh) the term "affiliate of a FINRA member" or "affiliated with a FINRA member" means an entity that controls, is controlled by or is under common control with a FINRA member.

(iii)        (i) At the earliest time after the filing of the Registration Statement that the Company or other offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Units or Securities and (ii) at the date of this Agreement, the Company was not and is not an "ineligible issuer", as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company or any of its subsidiaries in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Securities Act and not being the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Units and sale of the Securities, all as described in Rule 405.

(jjj)          As used in this Agreement, the term "knowledge of the Company" (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company).

(kkk)          Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to Hunter Taubman Fischer & Li, LLC ("Underwriters' Counsel") shall be deemed to be a representation and warranty of the Company, as if set forth herein, to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

3. Offering. Upon authorization of the release of the Units by the Representatives, the Underwriters propose to offer the Units for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:

(a)          The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representatives of such timely filing.

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(b)          During the period beginning on the date hereof and ending on the later of the Closing Date or such date as, in the reasonable opinion of Underwriters' Counsel, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided) in connection with sales by an underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement, the General Disclosure Package or the Prospectus, the Company shall furnish to the Representatives and Underwriters' Counsel for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably objects within 36 hours of delivery thereof to Underwriters' Counsel.

(c)          After the date of this Agreement, the Company shall promptly advise the Representatives in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus, the General Disclosure Package or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus, the General Disclosure Package, the Prospectus, or the initiation of any proceedings to remove, suspend or terminate from listing the Common Stock from any securities exchange upon which the Common Stock is listed for trading, or of the threatening of initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its commercially reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d)          (i) During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Units as contemplated by the provisions hereof, the General Disclosure Package, the Registration Statement, The General Disclosure Package and the Prospectus. If during such period any event or development occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representatives or Underwriters' Counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Representatives and will promptly amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(ii) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances there existing, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e)          The Company will promptly deliver to the Representatives and Underwriters' Counsel a copy of the Registration Statement, as initially filed, and all amendments thereto, including all consents and exhibits filed therewith. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement, the General Disclosure Package and any Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 A.M., New York City time, on the Business Day next succeeding the date of this Agreement, and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

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(f)          The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g)          If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act by the earlier of: (i) 10:00 P.M., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(h)          The Company will use its commercially reasonable efforts, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Units for offering and Securities for sale under the securities laws relating to the offering of the Units or sale of the Securities of such jurisdictions, domestic or foreign, as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to subject itself to taxation if it is otherwise not so subject.

(i)          The Company will make generally available (which includes filings pursuant to the Exchange Act made publicly through the EDGAR system) to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(j)          Except with respect to (i) securities of the Company which may be issued in connection with an acquisition of another entity (or the assets thereof), (ii) the issuance of securities of the Company intended to provide the Company with proceeds to acquire another entity (or the assets thereof), or (iii) the issuance of securities under the Company's stock option plans with exercise or conversion prices at fair market value (as defined in such plans) in effect from time to time, during the six (6) months following the Closing Date, the Company or any successor to the Company shall not undertake any public or private offerings of any equity securities of the Company (including equity-linked securities) without the prior written consent of the Representatives.

(k)          Following the Closing Date, the Company and any of the individuals listed on Schedule B hereto (the "Lock-Up Parties"), without the prior written consent of the Representatives, shall not sell or otherwise dispose of any securities of the Company, whether publicly or in a private placement, during the period that their respective lock-up agreements are in effect. The Company will deliver to the Representatives the agreements of the Lock-Up Parties to the foregoing effect prior to the Closing Date, which agreements shall be substantially in the form attached hereto as Annex II.

(l)          Intentionally Left Blank.

(m)          During the period of three (3) years from the Effective Date, the Company will make available to the Underwriters copies of all reports or other communications (financial or otherwise) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Underwriters: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its security holders generally or to the Commission); provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(n)          The Company will not issue press releases or engage in any other publicity without the Representatives' prior written consent, for a period ending at 5:00 P.M. Eastern time on the first Business Day following the forty-fifth (45th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company's business, or as required by law.

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(o)          Intentionally Left Blank.

(p)          The Company will apply the net proceeds from the sale of the Units as set forth under the caption "Use of Proceeds" in the Prospectus. Without the prior written consent of the Representatives, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or stockholders or to pay any accrued salaries or bonuses to any employees or former employees.

(q)          The Company will use its commercially reasonable efforts to effect and maintain the listing of the Common Stock on the NASDAQ Capital Market for at least two (2) years after the Effective Date, unless such listing is terminated as a result of a transaction approved by the holders of a majority of the voting securities of the Company. If the Company fails to maintain such listing of its Common Stock, on the NASDAQ Capital Market or other Trading Market, for a period of three (3) years from the Effective Date, the Company, at its expense, shall obtain and keep current a listing of such securities in the Standard & Poor's Corporation Records Services or Mergent's Industrial Manual; provided that Mergent's OTC Industrial Manual is not sufficient for these purposes.

(r)          For as long as the Option remains outstanding, the Company will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(s)          Intentionally Left Blank.

(t)          The Company will use its commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Offering Securities and Option Securities, if applicable.

(u)          The Company will not take, and will cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of any Units.

(v)         The Company shall cause to be prepared and delivered to the Representatives, at its expense, within two (2) Business Days from the date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term "Electronic Prospectus" means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act or the Exchange Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for online time).

(w)          The Company represents and agrees that, unless it obtains the prior written consent of the Representatives, it has not made and will not make any offer relating to the Units or Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule C. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

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(x)          The Company shall maintain, for a period of no less than three (3) years from the Closing Date, a liability insurance policy affording coverage for the acts of its officers and directors.

5.  Intentionally Left Blank.

6. Consideration; Payment of Expenses.

(a)          In consideration of the services to be provided for hereunder, the Company shall pay the following compensation with respect to the Units which they are offering: An underwriting discount equal to an aggregate of eight percent (8%) of the aggregate gross proceeds raised in the Offering to the Underwriters or their respective designees their pro rata portion (based on the Units sold); and such number of Common Stock Purchase Warrants (the “Representatives’ Warrants”) to the Representatives or their permitted designees at the Closing to purchase, in the aggregate, shares of Common Stock equal to 2% of the aggregate number of Firm Shares sold in the Offering and if the Over-Allotment Option is fully exercised, an additional 7,200 shares. The Representatives’ Warrants shall be in customary form reasonably acceptable to Representatives, have a term of 5 years from the Effective Date, an exercise price of 125% of the price of Units sold in the Offering and a lock-up period of 360-days from the issuance of the Representatives’ Warrants. The Representatives’ Warrants shall not be transferable for six months from the date of the Offering except as permitted by FINRA Rule 5110(g)(1).

(b)           (i) the Underwriters shall be entitled to the fee under clause 6(a) hereunder, calculated in the manner set forth therein, with respect to any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that such financing or capital is provided to the Company by investors whom the Representatives had introduced to the Company in connection with the Offering, if such Tail Financing is consummated at any time within the 15-month period following the expiration or termination of this Agreement. At the request of the Company, the Representatives will provide the Company with a list of investors so identified by the Representatives on behalf of the Company.

(ii) If within fifteen (15) months after (and conditional upon) the consummation of the Offering, the Company or any of its subsidiaries (i) decides to dispose of or acquire business units or acquire any of its outstanding securities or make any exchange or tender offer or enter into a merger, consolidation or other business combination or any recapitalization, reorganization, restructuring or other similar transaction, including, without limitation, an extraordinary dividend or distributions or a spin-off or split-off, and the Company decides to retain a financial advisor for such transaction, the Representatives (or any affiliate designated by the Representatives) shall have the exclusive right to act as the Company’s financial advisor(s) for any such transaction (each with a 50% right of participation/economics); or (ii) decides to finance or refinance any indebtedness using a manager or agent, the Representatives (or any affiliate designated by the Representatives) shall have the exclusive right to act as joint book runners, co-lead managers, co-lead placement agents or co-lead agents with respect to such financing or refinancing (each with a 50% right of participation/economics); or (iii) decides to raise funds by means of a public offering or a private placement of equity or debt securities using an underwriter or placement agent, the Representatives (or any affiliate designated by the Representatives) shall have the exclusive right to act as joint book runners, co-lead underwriters or co-lead placement agents for such financing (each with a 50% right of participation/economics). The Company shall provide the Representatives no less than ten (10) days’ notice of its election to engage in any such transactions, which notice shall contain a brief description of the proposed transaction. If neither the Representatives respond within such ten (10) day period, they shall be deemed to have rejected the right to participate in the subject transaction. If either Representatives or one of their affiliates decide to accept any such engagement, the Company shall enter into a customary engagement agreement related to such transaction with the Representatives, which agreement will contain, among other things, provisions for customary fees for transactions of similar size and nature and the provisions of this Agreement, including indemnification, which are appropriate to such a transaction, and shall stipulate that each of the Representatives (should both Representatives accept the engagement) shall have a 50% right of participation/economics.

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(c)          The Representatives reserve the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Underwriters' aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

(d)          The Company hereby agrees to pay all costs, fees and expenses up to $60,000 incident to the Offering (“Non-Accountable Expenses”), including but not limited to, travel expenses of the Company's officers, directors and employees and any other expense of the Company or the Underwriters incurred in connection with attending or hosting meetings with prospective purchasers of the Units (it being agreed that the Company has previously advanced $50,000 to the Representatives).

(e)          The Company hereby agrees to pay the legal fees of the Representatives, with a maximum of $100,000, as follows: (i) $30,000 upon signing of the engagement agreement with the Representatives which fee has been paid; (ii) an additional $25,000 upon effectiveness of the Registration Statement in connection with this Offering; and (iii) any balance due as a result of the Underwriters legal fees and expenses at the Closing of the Offering. If the Offering is abandoned or is terminated or expired, in accordance with the engagement agreement, the Representatives shall be entitled to up to an additional $25,000 in legal fees (legal counsel shall be required to submit an invoice of their legal fees to the Company).

(f)          It is understood, however, that except as provided in this Section 6, and Sections 8, 9 and 12(d) hereof, the Underwriters will pay all of their own costs and expenses.

7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Units and any Option Units, as the case may be, as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 7 of any misstatement or omission, (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 7, the terms "Closing Date" and "Closing" shall refer to the Closing Date for the Firm Units or Option Units, as the case may be, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a)          The Registration Statement shall have become effective and all necessary regulatory and listing approvals shall have been received not later than 5:30 P.M., New York City time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms thereof and a form of the Prospectus containing information relating to the description of the Units and Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date and the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; all requests of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representatives' satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b)          The Representatives shall not have reasonably determined, and advised the Company, that the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Representatives' reasonable opinion, is material, or omits to state a fact which, in the Representatives' reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c)          The Representatives shall have received the favorable written opinions, in each case in reasonable and customary form satisfactory to the Representatives and Underwriters' Counsel (and in the case of (i) and (ii), including customary negative assurance language), of (i) Ellenoff Grossman & Schole LLP, the securities legal counsel for the Company, dated as of the Closing Date and addressed to the Underwriters; (ii) Polsinelli PC, intellectual property counsel to the Company, dated as of the Closing Date and addressed to the Underwriters.

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(d)          The Representatives shall have received certificates of each of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that: (i) the conditions set forth in subsection (a) of this Section 7 have been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 2 hereof are accurate, (iii) as of the Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with its businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and, the General Disclosure Package the Prospectus pursuant to the Rules and Regulations which are not so included, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, there has not been any Material Adverse Change.

(e)          On the date of this Agreement and on the Closing Date, the Representatives shall have received a "comfort" letter from Marcum as of each such date, addressed to the Underwriters and in customary form and substance reasonably satisfactory to the Representatives and Underwriters' Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and all applicable rules and regulations, and stating, as of such date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to such date), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter.

(f)          Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), and except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus with respect to the conversion of certain outstanding indebtedness and preferred stock of the Company, there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the sale of Units or Offering as contemplated hereby.

(g)          The Representatives shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached as Annex II.

(h)          The Common Stock shall be registered under the Exchange Act and, as of the Closing Date, the Common Stock shall be listed and admitted and authorized for trading on the NASDAQ Capital Market and satisfactory evidence of such action shall have been provided to the Representatives. The Company shall have taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending the Common Stock from trading on the NASDAQ Capital Market, nor will the Company have received any information suggesting that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. The Securities shall be DTC eligible.

(i)          FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements. In addition, the Company shall, if requested by the Representatives, make or authorize the Underwriters' Counsel to make on the Company's behalf an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

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(j)          No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the sale of the Units and the issuance of the Offering Securities and Option Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the sale of the Units and the issuance of the Offering Securities and Option Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(k)          The Company shall have furnished the Underwriters and Underwriters' Counsel with such other customary certificates, opinions or documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representatives at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

8. Indemnification.

(a)          The Company agrees to indemnify and hold harmless the Underwriters and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever, as incurred (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever, incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon: (i) an untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any amendment or supplement to any of them (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), or (B) any Issuer Generated Free Writing Prospectus or any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Units ("Marketing Materials"), including any road show or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such losses, liabilities, claims, damages or expenses (or actions in respect thereof); or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, liability, claim, damage or expense (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any such amendment or supplement to any of them, or any Issuer Generated Free Writing Prospectus or any Marketing Materials in reliance upon and in conformity with the Underwriters' Information.

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(b)          Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever, as incurred (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever, incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Underwriter), insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, any Preliminary Prospectus, the Prospectus, any amendment or supplement to any of them or any Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense (or action in respect thereof) arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Underwriters' Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount and commissions applicable to the Units purchased by such Underwriter hereunder. The parties agree that the Underwriters' Information consists solely of the material referred to in the last sentence of Section 2(b) hereof.

(c)          Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it so notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action; (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the claim or the commencement of the action; (iii) the indemnifying party does not diligently defend the action after assumption of the defense; or (iv) such indemnified party or parties shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party, or any of them, in conducting the defense of any such action or there may be legal defenses available to it or them which are different from or additional to those available to any of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties and shall be paid as incurred. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

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9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company), as incurred, to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discount and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9: (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discount and commissions applicable to the Units underwritten by it and distributed to the public and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act). For purposes of this Section 9, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Units to be purchased by each of the Underwriters hereunder and not joint.

10. Underwriter Default.

(a)          If any Underwriter or Underwriters shall default in its or their obligation to purchase Offering Securities hereunder, and if the Offering Securities with respect to which such default relates (the "Default Securities") do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 2.5% of the total number of Offering Securities, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion to the total number of Default Securities then being purchased as the number of Offering Securities set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Offering Securities set forth opposite the names of the non-defaulting Underwriters; subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

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(b)          In the event that the aggregate number of Default Securities exceeds 2.5% of the total number of Offering Securities, the Representatives may in their discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within two (2) business days after such a default the Representatives do not arrange for the purchase of the Default Securities as provided in this Section 10, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 6, 8, 9, 10 and 12(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters for damages occasioned by its or their default hereunder.

(c)          In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date for a period, not exceeding two (2) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters' Counsel, may be necessary or advisable. The term "Underwriter" as used in Section 10 of this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Offering Securities; and shall further include any FINRA-member broker-dealer that has been engaged by the Representatives pursuant to an executed, written agreement with the Representatives to act as a selected dealer for Offering, which executed written agreements shall (in order to fall within the scope of this Section 10) have been provided to the Company prior to the execution of this Agreement .

11. Survival of Representations and Agreements. All representations, warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including, without limitation, the agreements contained in Sections 6, 11, 15 and 16, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers or directors or any controlling Person thereof, and shall survive payment for the Units and delivery of the Offering Securities and Option Securities to and by the Underwriters. The representations and warranties contained in Section 2 and the covenants and agreements contained in Sections 4, 6, 8, 9, 11, 15 and 16 shall survive any termination of this Agreement, including termination pursuant to Sections 10 or 12. For the avoidance of doubt, in the event of termination the Underwriters will receive only out-of-pocket accountable expenses actually incurred subject to the limit in Section 12(d) below as well as the right of first refusal in compliance with FINRA Rules 5110(f)(2)(D)(i), 5110(f)(2)(D)(ii)(a) and 5110(f)(2)(D)(ii)(b).

12. Effective Date of Agreement; Termination.

(a)          This Agreement shall become effective upon the execution of this Agreement by all of the parties hereto. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 4, 6, 8, 9, 15 and 16 shall remain in full force and effect at all times after the execution hereof to the extent they are in compliance with FINRA Rule 5110(f)(2)(D).

(b)          The Representatives shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) trading on the NYSE MKT or the NASDAQ Stock Market has been suspended or made subject to material limitations, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, on the NYSE MKT or the NASDAQ Stock Market or by order of the Commission, FINRA or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services has occurred; or (iv) (A) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there has been any other calamity or crisis or any change in political, financial or economic conditions, if the effect of any such event in (A) or (B), in the reasonable judgment of the Representatives, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering and sale of the Firm Units and delivery of the Offering Securities on the terms and in the manner contemplated by the Prospectus.

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(c)          Any notice of termination pursuant to this Section 12 shall be in writing.

(d)          If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters, up to $60,000, (including the reasonable fees and expenses of Underwriters’ Counsel), actually incurred by the Underwriters in connection herewith as allowed under FINRA Rule 5110, less any amounts previously paid by the Company (it being agreed that the Company has previously advanced $50,000 to the Representatives for non-legal expenses and $30,000 for legal expenses and that if this Agreement is terminated in accordance with this Section 12(d) and the actual, accountable expenses of the Representatives are less than the amounts previously advanced by the Company, the Representatives shall promptly return to the Company any excess funds); provided, however, that all such expenses, including the costs and expenses set forth in Section 6(d) which were actually paid, shall not exceed $60,000 in the aggregate.

13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a)          if sent to the Representatives or any Underwriter, shall be mailed, delivered, emailed or faxed to:

Rodman & Renshaw, a division of

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, NY  10022

Attn: Mark Viklund, CEO

Fax: 212-

Email: ______________________

Joseph Gunnar & Co. LLC

30 Broad Street

New York, New York 10004

Attention:

Phone:

Email:

with a copy (which shall not constitute notice) to Underwriters' Counsel at:

Hunter Taubman Fischer & Li, LLC

1450 Broadway, 26th Floor

New York, NY 10018

Attention: Louis E. Taubman, Esq.

Fax: 212-202-6380

Email: ltaubman@htflawyers.com

(b)          if sent to the Company, shall be mailed, delivered, emailed or faxed to:

Accelerated Pharma, Inc.
36 Church Lane

Westport, CT 06880
Facsimile: 203-557-8058
Email: mfonstein@apipharmaceuticals.com
Attention: Michael Fonstein, PhD, CEO

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With a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole, LLP

1345 Avenue of the Americas

New York, NY 10105

Facsimile: (212) 370-7889

Email: bigrossman@egsllp.com

Attention: Barry I. Grossman, Esq.

provided, however, that any notice to any Underwriter pursuant to Section 8 shall be mailed, delivered, emailed or faxed with confirmation of transmission, to such Underwriter at its address set forth in its acceptance to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. All such communications shall take effect at the time of receipt thereof.

14. Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors, representatives and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and such Persons and their respective successors, representatives and assigns, and not for the benefit of any other Person. The term "successors, representatives and assigns" shall not include a purchaser, in its capacity as such, of Units from any of the Underwriters.

15. Governing Law. This Agreement shall be deemed to have been executed and delivered in New York, New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York applicable to agreements wholly performed within the borders of such state and without regard to the conflicts of laws principles thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail or delivered by Federal Express via overnight delivery to the Company's address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding, and service of process upon an Underwriter mailed by certified mail or delivered by Federal Express via overnight delivery to the Underwriters' address shall be deemed in every respect effective service of process upon such Underwriter in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, THE REGISTRATION STATEMENT OR THE PROSPECTUS.

16. Entire Agreement. This Agreement, together with the schedules and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein. This Agreement supersedes any prior agreements or understandings among or between the parties hereto, including the Letter of Engagement, dated July 26, 2016, between the Company, Rodman & Renshaw (except as specifically set forth therein).

17. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforceable to the fullest extent permitted by law.

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18. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

19. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver may be sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

20. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Units. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's-length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Units, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto, including, without limitation, any negotiation related to the pricing of the Units; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

23. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any day on which any of the major U.S. stock exchanges in are not open for business.

[Signature Page Follows]

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If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

ACCELERATED PHARMA, INC.

By:
Name: Michael Fonstein
Title: Chief Executive Officer

Accepted by the Representatives, acting for themselves and as
Representatives of the Underwriters named on Schedule A hereto,

as of the date first written above:

RODMAN & RENSHAW,

A UNIT OF H.C. WAINWRIGHT & CO., LLC

By:
Name: Mark Viklund
Title: Chief Executive Officer

JOSEPH GUNNAR & CO.
By:
Name:
Title:

[Signature Page to Underwriting Agreement]

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SCHEDULE A

Name of Underwriter	Number of Firm Units Being Purchased
Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC
Joseph Gunnar & Co. LLC Westpark Capital, Inc.

Total

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SCHEDULE B

Lock-Up Parties

Name

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